UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 30, 2007
Health Benefits Direct Corporation
(Exact name of registrant as specified in charter)

Delaware	333-123081	98-0438502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
150 N. Radnor-Chester Road
Suite B-101
Radnor, Pennsylvania 19087
(Address of principal executive offices)
(484) 654-2200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On March 30, 2007, Health Benefits Direct Corporation, a Delaware corporation (the “Company”), issued a press release announcing the closing of a private placement of an aggregate of 5,000,000 shares of its Common Stock, par value $0.001 per share (“Common Stock”), and warrants to purchase 2,500,000 shares of its Common Stock, raising gross proceeds of $11.25 million. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH BENEFITS DIRECT CORPORATION
Date:	March 30, 2007	By:	/s/ Anthony R. Verdi
			Name:	Anthony R. Verdi
			Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release, dated March 30, 2007